UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 14, 2011
Date of Report (Date of earliest event reported)

Colonial Commercial Corp.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 20, 2011, Colonial Commercial Corp. (the “Company”) filed a Form 8-K (the “Initial 8-K”) that included as Exhibit 10.06 an Intercreditor and Lien Subordination Agreement in the form expected to be signed by the parties thereto. The form as executed differed in immaterial respects from the form filed with the Initial 8-K. A copy of the form as executed is filed herewith as Exhibit 10.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.01
Form of Intercreditor and Lien Subordination Agreement dated October 18, 2011 by and among Universal Supply Group, Inc., KeyBank National Association and Goodman Manufacturing Company, L.P., Goodman Company, L.P., and Goodman Sales Company, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL COMMERCIAL CORP.
(Registrant)

Date: December 9, 2011	/s/ William Salek
William Salek
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.01
Form of Intercreditor and Lien Subordination Agreement dated October 18, 2011 by and among Universal Supply Group, Inc., KeyBank National Association and Goodman Manufacturing Company, L.P., Goodman Company, L.P., and Goodman Sales Company, filed herewith.